SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Asarco Incorporated
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                (Name of Registrant as Specified in Its Charter)


                            Phelps Dodge Corporation
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]      Fee paid previously by written preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:_________________________________________
         2)     Form, Schedule or Registration Statement No.:-__________________
         3)     Filing Party:___________________________________________________
         4)     Date Filed:_____________________________________________________

Notes:

Return Address
PROXYGRAM SERVICES
500 EIGHTH AVENUE
NEW YORK, NY  10018
 .Text
CONFIDENTIAL IDENTIFICATION NUMBER: [CIN]
(Your identification number is confidential. It is to assure the operator of your identity.)


                         -- URGENT --

                                          September 24, 1999

Dear Asarco Shareholder:

            PHELPS DODGE HAS INCREASED ITS OFFER

                ISS RECOMMENDS A VOTE AGAINST
        PROPOSED ASARCO/CYPRUS AMAX NO-PREMIUM MERGER

On September 22, Phelps Dodge increased its offer for Asarco
which   values  your  shares  at  a  40%  premium  to  their
unaffected price. Under the amended offer, you have the option of electing to receive Phelps Dodge shares or cash(1). If you elect Phelps Dodge shares, you will also realize the benefits a $2.00 per share annual cash dividend, and the greater upside potential resulting from the creation of a world-class global copper company.

You should also be aware that Institutional Shareholder Services ("ISS"), the nation's leading voting advisory service, recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote AGAINST the proposed no-premium Asarco/Cyprus Amax merger.

REMEMBER,  Phelps  Dodge  will withdraw  its  offer  if  the
Asarco/Cyprus  Amax merger is approved.   To  preserve  your
opportunity to receive Phelps Dodge's superior offer, you must vote against the proposed Asarco/Cyprus merger.

             ACT NOW PROTECT YOUR INVESTMENT --
         VOTE AGAINST THE ASARCO/CYPRUS AMAX MERGER



Since time is short and your vote critical, we have established a method which will enable you to vote by toll-free proxygram. Please take a few minutes of your time to follow the simple steps listed below.

If  you  have any questions or need assistance in the  last-
minute  voting  of  your  shares,  please  call  our   proxy
solicitors, Innisfree M&A Incorporated, toll-free at 877-750-
5838.

Thank you for your support.

Sincerely,

PHELPS DODGE CORPORATION

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(1) Subject to proration to maintain the overall cash/stock allocation.



  TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                 ARE AVAILABLE TO ASSIST YOU NOW!!!

                            INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8801, Phelps Dodge Corporation in opposition to the proxy solicited by the Directors of ASARCO Incorporated.

3.  State your name, address and telephone number.

4. State your confidential identification number, and number of shares as shown below:

    CONFIDENTIAL IDENTIFICATION NUMBER: [CIN]

    NUMBER OF SHARES: [NumShares]

    PROXY SOLICITED BY PHELPS DODGE CORPORATION IN OPPOSITION TO
     THE PROXY SOLICITED BY THE DIRECTORS OF ASARCO INCORPORATED

     The undersigned, a holder of record of shares of common stock, without par value (the "Shares"), of ASARCO Incorporated, a New Jersey corporation ("Asarco"), at the close of business on August 25, 1999 (the "Record Date"), hereby appoints Douglas C. Yearley, J. Steven Whisler and Manuel J. Iraola, or any of them, the proxy or proxies of the undersigned, each with full power of substitution, to attend the Special Meeting of Asarco Shareholders to be held on September 30, 1999 (and any adjournments, postponements, continuations or reschedulings thereof), at which holders of Shares will be voting on, among other things, approval and adoption of the Agreement and Plan of Merger, dated as of July 15, 1999, by and among Asarco, Cyprus Amax Minerals Company, a Delaware corporation ("Cyprus Amax"), Asarco Cyprus Incorporated, a Delaware corporation ("Asarco Cyprus Incorporated"), and two wholly owned subsidiaries of Asarco Cyprus Incorporated (the "Asarco/Cyprus Amax Merger Agreement"), providing for the merger of the two wholly owned subsidiaries with and into Asarco and Cyprus Amax, respectively, with Asarco and Cyprus Amax each surviving, and to vote as specified in this Proxy all the Shares which the undersigned would otherwise be entitled to vote if personally present. The undersigned hereby revokes any previous proxies with respect to the matters covered in this Proxy.

     THE BOARD OF DIRECTORS OF PHELPS DODGE CORPORATION RECOMMENDS A VOTE AGAINST APPROVAL AND ADOPTION OF THE ASARCO/CYPRUS AMAX MERGER AGREEMENT AND THE PROPOSED ASARCO/CYPRUS AMAX TRANSACTION. IF RETURNED CARDS ARE SIGNED BUT NOT MARKED, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED AGAINST APPROVAL AND ADOPTION OF THE ASARCO/CYPRUS AMAX MERGER AGREEMENT AND THE PROPOSED ASARCO/CYPRUS AMAX TRANSACTION.

THE BOARD OF DIRECTORS OF PHELPS DODGE CORPORATION RECOMMENDS A VOTE AGAINST THE PROPOSAL.

PROPOSAL:  APPROVAL AND ADOPTION OF THE ASARCO/CYPRUS AMAX MERGER
AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY

(  ) AGAINST             (  ) FOR                 (  ) ABSTAIN











In its discretion, this Proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournments, postponements, continuations or reschedulings thereof.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT
INNISFREE M&A INCORPORATED AT 1-877-750-5838.

Please give your name to the operator exactly as it appears hereon. When shares are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership name, please sign in partnership name by authorized person.